UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2005
                                                         ----------------

                              JACK IN THE BOX INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-9390                  95-2698708
--------------------------------------------------------------------------------
 (State or other jurisdiction   (Commission File          (I.R.S. Employer
      of incorporation)              Number)            Identification Number)


   9330 BALBOA AVENUE, SAN DIEGO, CA                      92123
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 1.01    ENTRY INTO OR AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT
             ----------------------------------------------------------

     Jack in the Box Inc. is filing this amendment to its Current Report on Form 8-K filed on February 24, 2005, to provide the additional information set forth on Exhibit 10.19 attached hereto and incorporated herein by reference.


ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             ---------------------------------------------------------
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
             --------------------------------------------

     Please see the discussion set forth in response to Item 1.01 above.


ITEM 9.01    FINANCIAL STATEMENT AND EXHIBITS
             --------------------------------

(C)  EXHIBITS
     --------

The following exhibits are filed with this Report:

             Exhibit No.                 Description
             10.19                       Principal officer; terms of employment




                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               JACK IN THE BOX INC.


                                               By: /s/ JERRY P. REBEL
                                                   ------------------
                                                   Jerry P. Rebel
                                                   Senior Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)

                                                   Date: March 11, 2005


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